                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]                   [   ] Confidential, for Use of the
Filed by a party other than the registrant    Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (sec.)240.14a-11(c) or (sec.)240.14a-12

                                SYSCO CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A


   (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of filing fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1)  Title of each class of securities to which transaction applies:


    (2)  Aggregate number of securities to which transactions applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    (4)  Proposed maximum aggregate value of transaction:


    (5)  Total fee paid:


    [  ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:


    (2)  Form, Schedule or Registration Statement No.:


    (3)  Filing Party:


    (4)  Date Filed:

                                  [SYSCO LOGO]

                               SYSCO CORPORATION
                              1390 ENCLAVE PARKWAY
                           HOUSTON, TEXAS 77077-2099

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 3, 2000

To the Stockholders of SYSCO Corporation:

     The Annual Meeting of Stockholders of SYSCO Corporation, a Delaware corporation, will be held November 3, 2000 at 10:00 a.m. at the offices of SYSCO Corporation located at 1390 Enclave Parkway, Houston, Texas 77077. The matters to be voted on include:

          1. the election of four directors;

          2. the approval of the 2000 Management Incentive Plan;

          3. the approval of the 2000 Stock Incentive Plan; and

          4. any other matters that may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 8, 2000 will be entitled to receive notice of and to vote at the annual meeting. You may inspect a list of stockholders of record at the company's offices during regular business hours during the 10-day period before the annual meeting. You may also inspect this list at the annual meeting.

     We hope you will be able to attend the annual meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or by returning the enclosed proxy card in order that your vote may be cast at the annual meeting.

                                            By Order of the Board of Directors

                                            /s/ CHARLES H. COTROS
                                            Charles H. Cotros
                                            Chairman of the Board and
                                              Chief Executive Officer

September 29, 2000

                               SYSCO CORPORATION
                              1390 ENCLAVE PARKWAY
                           HOUSTON, TEXAS 77077-2099

                                PROXY STATEMENT

                      2000 ANNUAL MEETING OF STOCKHOLDERS

                                                              September 29, 2000

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Our annual meeting will be held on Friday, November 3, 2000, at 10:00 a.m. at the offices of SYSCO Corporation located at 1390 Enclave Parkway, Houston, Texas 77077.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. We began mailing these proxy materials to stockholders on or about September 29, 2000.

WHO CAN VOTE

     You can vote at the annual meeting if you owned shares at the close of business on September 8, 2000. You are entitled to one vote for each share you owned on that date on each matter presented at the annual meeting.

     On September 8, 2000, there were 333,877,879 shares of common stock outstanding. We do not know of any person or group who owned more than 5% of our common stock as of this date. All of our directors and executive officers (28 persons) owned an aggregate of 3,993,736 shares, which was approximately 1.2% of our outstanding stock as of September 8, 2000. We expect that these officers and directors will vote their shares in favor of electing the four nominees named below and in favor of approving the 2000 Management Incentive Plan and 2000 Stock Incentive Plan.

HOW TO VOTE

     You may vote your shares as follows:

     - in person at the annual meeting;

     - by telephone (see the enclosed proxy card for instructions);

     - by Internet (see the enclosed proxy card for instructions); or

     - by mail by signing, dating and mailing the enclosed proxy card.

     If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against approval of the 2000 Management Incentive Plan and 2000 Stock Incentive Plan.

     If you sign and return your proxy card without indicating your instructions, your shares will be voted FOR:

     - the election of the four nominees for directors;

     - the approval of the 2000 Management Incentive Plan; and

     - the approval of the 2000 Stock Incentive Plan.

     If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the annual meeting in order to vote.

HOW TO REVOKE OR CHANGE YOUR VOTE

     You may revoke or change your proxy at any time before it is exercised by:

     - delivering written notice of revocation to SYSCO's Corporate Secretary in time for her to receive it before the annual meeting;

     - voting again by telephone, Internet or mail; or

     - voting in person at the annual meeting.

     Your last vote that we receive will be the vote that is counted.

QUORUM REQUIREMENT

     A quorum is necessary to hold a valid meeting. A quorum will exist if the holders of at least 35% of all the shares entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

VOTES NECESSARY FOR ACTION TO BE TAKEN

     Four directors will be elected at the meeting by a plurality of all the votes cast at the meeting, meaning that the four nominees for director with the most votes will be elected. The affirmative vote of a majority of all of the votes cast is required to approve the 2000 Management Incentive Plan and 2000 Stock Incentive Plan. Abstentions will have no effect on the election of directors and will be counted as votes "against" the other proposals. Broker non-votes will have no effect on the election of directors or on any other proposal.

WHO WILL COUNT VOTES

     We will select one or more Inspectors of Election who will determine the number of shares of voting stock outstanding, the voting power of each, the number of shares represented at the annual meeting, the existence of a quorum and whether or not proxies are valid and effective.

     The Inspectors of Election will determine any challenges and questions arising in connection with the right to vote and will count all votes cast for and against and any abstentions with respect to all proposals and will determine the results of each vote.

COST OF PROXY SOLICITATION

     We will pay the cost of solicitation of proxies including preparing, printing and mailing this proxy statement. We will authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of proxy materials and will reimburse them for their costs in sending the materials.

     We have retained Georgeson Shareholder Communications Inc. to help us solicit proxies from these nominees and certain individual stockholders, in writing or by telephone, at an estimated fee of $9,500 plus reimbursement for their expenses.

RECEIVING PROXY MATERIALS ON THE INTERNET

     Registered stockholders may sign up on the Internet to receive future proxy materials and other stockholder communications on the Internet instead of by mail. This will reduce the Company's printing and postage costs. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. You can access the Internet site at www.econsent.com/syy for additional information and to sign up. If you are a registered stockholder, you will be asked to enter the number of your stock account with the Company's transfer agent, Fleet National Bank. That number is shown on dividend checks, on stock certificates and on your proxy card. After you have provided identification and transmitted your e-mail address, the transfer agent will send you an e-mail message confirming your acceptance of electronic stockholder communications.

     When proxy materials for next year's annual meeting are ready for distribution, those who have accepted electronic receipt will receive e-mail notice of their Control Numbers and the Internet site for viewing proxy materials and for voting. Acceptance of electronic receipt will remain in effect until it is withdrawn; it can be withdrawn at any time by contacting the transfer agent. If you change your e-mail address, please follow the procedures at the above-referenced Internet site to enter your new address.

     Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of SYSCO stock that is held for you by a broker or bank, you should contact that broker or bank to find out whether this service is available to you.

OTHER MATTERS

     We do not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. However, if any other matter is properly presented at the annual meeting, your proxies will act on such matter in their best judgment.

ANNUAL REPORT

     A copy of our 2000 Annual Report to Shareholders is enclosed. We will furnish a copy of our Annual Report on Form 10-K for fiscal 2000, without exhibits and as filed with the SEC, without charge upon your written request if you are a record or beneficial owner of common stock whose proxy we are soliciting in connection with the annual meeting. Please address requests for a copy of the Annual Report on Form 10-K to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099.

                             ELECTION OF DIRECTORS
                          ITEM NO. 1 ON THE PROXY CARD

     The Board of Directors currently consists of 15 members divided into three classes of five directors each. The directors in each class serve for a three-year term. A different class is elected each year to succeed the directors whose terms are expiring. In connection with his retirement from SYSCO, Bill M. Lindig resigned from the Board as of July 1, 2000. Thomas E. Lankford was elected by the Board to fill the vacancy created by Mr. Lindig's resignation. Arthur J. Swenka and Thomas B. Walker, Jr., whose terms expire at this year's annual meeting, have declined to stand for re-election. The Board has determined to reduce the size of the Board to 13. As a result of the reduction in size, the classes of directors have been reconstituted to consist of four, four and five members. Mr. Lankford has agreed to move into the class being re-elected at this year's meeting.

     The Board of Directors has nominated the following four persons for election as directors of the company to serve for a three-year term or until their successors are elected and qualified:

     - Charles H. Cotros

     - Jonathan Golden

     - Thomas E. Lankford

     - Richard J. Schnieders

     All of the nominees are currently serving as directors of SYSCO and all have consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.

     The following directors are nominees for election at the 2000 annual meeting:

     Charles H. Cotros, 63, has served as a director of SYSCO since 1985. Mr. Cotros has served as Chairman of the Board since July 2000 and as Chief Executive Officer since January 2000. He served as Chief Operating Officer from 1995 until January 2000 and as President from 1999 until July 2000. He has been employed by SYSCO since 1974. Mr. Cotros is chairman of the Executive Committee.

     Jonathan Golden, 63, has served as a director of SYSCO since 1984. Mr. Golden is a partner of Arnall Golden & Gregory, LLP, counsel to SYSCO. Mr. Golden also serves as a director of The Profit Recovery Group International, Inc. He is a member of the Executive Committee.

     Thomas E. Lankford, 53, has served as a director of SYSCO since July 2000. Mr. Lankford has served as Executive Vice President of Foodservice Operations since July 2000. He served as Executive Vice President of Merchandising and Multi-Unit Sales from 1999 until July 2000 and as Senior Vice President of Operations -- Northeast Region from 1995 until 1999. Mr. Lankford served as President of Lankford-Sysco Food Services, LLC from 1981 until 1995.

     Richard J. Schnieders, 52, has served as a director of SYSCO since 1997. Mr. Schnieders has served as President since July 2000 and as Chief Operating Officer since January 2000. Mr. Schnieders served as Executive Vice President, Foodservice Operations from January 1999 to July 2000 and as Senior Vice President, Merchandising Services and Multi-Unit Sales from 1997 until January 1999. From 1992 until 1997, he served as Senior Vice President, Merchandising Services. From 1988 until 1992, Mr. Schnieders served as President and Chief Executive Officer of Hardins-Sysco Food Services, LLC. He has been employed by SYSCO since 1982. Mr. Schnieders also serves as a director of Aviall, Inc. He is a member of the Executive Committee.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

     The following directors will continue in office until the 2001 annual meeting:

     Gordon M. Bethune, 59, has served as a director of SYSCO since September 1998. Mr. Bethune is Chairman of the Board and Chief Executive Officer of Continental Airlines, Inc. and has served in that capacity since 1996. Prior to joining Continental Airlines in 1994 as President and Chief Operating Officer, he was Vice President and General Manager of the Renton Division of the Commercial Airline Group of Boeing Corporation. Mr. Bethune is also a director of Honeywell, Inc. and ANC Rental.

     Colin G. Campbell, 64, has served as a director of SYSCO since 1989. Mr. Campbell is Chairman, President and Chief Executive Officer of the Colonial Williamsburg Foundation, a private philanthropic foundation. He also serves as a director of Pitney Bowes Inc., HSB Group and Rockefeller Financial Services, Inc. From 1988 to 2000, Mr. Campbell served as the President of Rockefeller Brothers Fund. Mr. Campbell is a member of the Executive Committee.

     Frank A. Godchaux III, 73, has served as a director of SYSCO since 1987. Mr. Godchaux is the Chairman of the Board of Directors of Riviana Foods Inc.

     Frank H. Richardson, 67, has served as a director of SYSCO since 1993. Mr. Richardson served as President and Chief Executive Officer of Shell Oil Company until his retirement in 1993.

     John F. Woodhouse, 69, has served as a director of SYSCO since its formation in 1969, and has served as Senior Chairman of the Board since January 1999. Mr. Woodhouse served as Chairman from 1985 until 1999 and as Chief Executive Officer from 1985 until 1995. He also serves as a director of Shell Oil Company. Mr. Woodhouse is a member of the Executive Committee.

     The following directors will continue in office until the 2002 annual meeting:

     John W. Anderson, 68, has served as a director of SYSCO since 1981. Currently retired, Mr. Anderson formerly served as Vice President of Customer Service at Southwestern Bell Telephone Company.

     Judith B. Craven, M.D., 54, has served as a director of SYSCO since 1996. Dr. Craven served as President of the United Way of the Texas Gulf Coast from 1992 until her retirement in September 1998. Dr. Craven is also a director of A.H. Belo Corporation, Compaq Corporation, Luby's Cafeterias, Inc., VALIC and the Federal Reserve Bank of Dallas, Houston Branch.

     Richard G. Merrill, 69, has served as a director of SYSCO since 1983. Currently retired, he formerly served as Executive Vice President of The Prudential Insurance Company of America. Mr. Merrill is also a director of W.R. Berkley Corporation. Mr. Merrill is a member of the Executive Committee.

     Phyllis S. Sewell, 69, has served as a director of SYSCO since 1991. Currently retired, she formerly served as Senior Vice President of Federated Department Stores, Inc. Mrs. Sewell is also a director of Pitney Bowes Inc. and Lee Enterprises, Inc.

     Unless otherwise noted, the persons named above have been engaged in the principal occupations shown for the past five years or longer.

DIRECTOR COMPENSATION

  Fees

     We pay non-employee directors $50,000 per year plus reimbursement of expenses for all services as a director, including committee participation or special assignments. These directors may defer all or a portion of their annual retainer, which earns interest until their retirement from the Board or until the occurrence of certain other events. The current rate of interest in effect is 8.45% per year. Messrs. Bethune, Godchaux, Golden, Walker and Woodhouse, Dr. Craven and Mrs. Sewell elected to defer a portion of their annual compensation for 2000.

  Non-Employee Directors Stock Plan

     In May 1998, the Board of Directors adopted, and our stockholders subsequently approved, the SYSCO Non-Employee Directors Stock Plan. Under this plan, non-employee directors receive:

     - a one-time retainer stock award of 2,000 shares of common stock when first elected as a non-employee director; and

     - an automatic grant of options to purchase 4,000 shares of common stock each year if our earnings per share for the previous year increase by 10% or more as compared to the prior year.

     In order for the annual options to vest and become exercisable, rigorous performance goals must be met during the five-year period after we issue the options. Options will continue to vest if the non-employee director retires in good standing. If the options do not vest during the five-year period after they are issued, they will vest six months before the expiration of the ten-year life of the grant if the director is still serving on the Board. During fiscal 2000, we granted options to purchase an aggregate of 40,000 shares under this plan to ten non-employee directors.

     Additionally, this plan permits each non-employee director to elect to receive up to one-half of his or her annual retainer in common stock in which case we will provide a matching grant of 50% of the number of shares received as a portion of the retainer. Messrs. Anderson, Bethune, Campbell, Godchaux, Golden, Merrill, Richardson, Walker and Woodhouse, Dr. Craven and Mrs. Sewell made this election during fiscal 2000.

     No other compensation was paid for director services during the fiscal year ended July 1, 2000.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors held eight meetings during fiscal 2000 and all directors, except for Mr. Bethune, attended 75% or more of the aggregate of:

     - the total number of meetings of the Board of Directors, and

     - the total number of meetings held by all committees of the Board on which he or she served during fiscal 2000.

     The following Directors serve on the committees indicated:

                                           NOMINATING       COMPENSATION AND         AUDIT
NAME                                       COMMITTEE     STOCK OPTION COMMITTEE    COMMITTEE
----                                       ----------    ----------------------    ---------
John W. Anderson.........................                          x                   x
Gordon M. Bethune........................       x                  x                   x
Colin G. Campbell........................       x                  x                   x*
Judith B. Craven.........................                          x                   x
Frank A. Godchaux III....................       x                                      x
Jonathan Golden..........................       x*
Richard G. Merrill.......................       x                  x*                  x
Frank H. Richardson......................       x                  x                   x
Phyllis S. Sewell........................       x                  x                   x
Thomas B. Walker, Jr.**..................       x                                      x

---------------
*  Chairman of the Committee

** Not seeking re-election.

     The Nominating Committee held three meetings during fiscal 2000. The function of the Nominating Committee is to propose directors, committee members and officers for election or reelection.

     The Compensation and Stock Option Committee held six meetings during fiscal 2000. The function of the Compensation and Stock Option Committee is to consider the annual compensation of directors and officers for recommendation to the Board of Directors, to oversee the administration of SYSCO's Management Incentive Plan, Stock Option Plan and the Split Dollar Life Insurance Plan and to provide guidance in the area of employee benefits, including retirement plans and group insurance.

     The Audit Committee held three meetings during fiscal 2000. The function of the Audit Committee is to review and report to the Board with respect to various auditing and accounting matters, including recommendations of the selection of our independent public accountants, the scope of the audit procedures, the nature of the services to be performed, the fees to be paid to the independent public accountants, the performance of our independent public accountants and our accounting practices.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Anderson, Bethune, Campbell, Merrill and Richardson, Dr. Craven and Mrs. Sewell served on the Compensation and Stock Option Committee during fiscal 2000. During fiscal 2000, none of the members was an officer or employee of SYSCO or any of its subsidiaries or served as an officer of any company with respect to which any executive officer of SYSCO served on such company's board of directors, and none had any relationship with the company requiring disclosure under Item 404 of Regulation S-K

                             CERTAIN RELATIONSHIPS

     Mr. Godchaux is Chairman of Riviana Foods Inc., a food products company which had sales to SYSCO or its wholly owned subsidiaries of approximately $462,000 during fiscal 2000. We believe that the terms of these transactions were fair and no less favorable to us than those available from other suppliers.

     Mr. Golden is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden & Gregory, LLP, Atlanta, Georgia, counsel to SYSCO. We believe that the fees paid to this firm were fair and reasonable in view of the level and extent of services rendered.

                                STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of common stock, as of September 8, 2000, by (i) each director and director nominee, (ii) each Named Executive Officer (as hereinafter defined), and (iii) all directors and executive officers as a group. Unless otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to his or her shares.

                                                               SHARES OF
                                                              COMMON STOCK    PERCENT OF
                                                              BENEFICIALLY    OUTSTANDING
                                                              OWNED(1)(2)      SHARES(3)
                                                              ------------    -----------
John W. Anderson............................................      39,269         *
Gordon M. Bethune...........................................       7,164         *
Colin G. Campbell...........................................      24,463         *
Charles H. Cotros...........................................     441,525         *
Judith B. Craven............................................      14,399         *
Frank A. Godchaux III.......................................      77,164(4)      *
Jonathan Golden.............................................      71,164(5)      *
Thomas E. Lankford..........................................     346,750         *
Bill M. Lindig..............................................     840,245(6)      *
Richard G. Merrill..........................................      45,345         *
Frank H. Richardson.........................................      36,164         *
Richard J. Schnieders.......................................     154,944         *
Phyllis S. Sewell...........................................      33,164         *
John K. Stubblefield, Jr. ..................................     122,575         *
Arthur J. Swenka............................................     176,920         *
Thomas B. Walker, Jr. ......................................     143,164(7)      *
John F. Woodhouse...........................................   1,185,591         *
All Directors and Executive Officers as a Group (28
  Persons)(1)(2)(8).........................................   5,048,974       1.5%

---------------
 *  Less than 1% of outstanding shares.

(1) Includes shares of common stock owned by the spouses and/or dependent children of each of the following named individuals: Colin G. Campbell, 1,000 shares; Frank A. Godchaux III, 12,000 shares; Thomas E. Lankford, 29,980 shares; Richard J. Schnieders, 32,924 shares; and Arthur J. Swenka, 466 shares.

(2) Includes shares of common stock underlying options which are presently exercisable or will become exercisable within 60 days after the date of this proxy statement, as follows: John W. Anderson, 15,999 shares; Gordon M. Bethune, 3,999 shares; Colin G. Campbell, 19,999 shares; Charles H. Cotros, 68,710 shares; Judith B. Craven, 11,999 shares; Frank A. Godchaux III, 19,999 shares; Jonathan Golden, 19,999 shares; Thomas E. Lankford, 72,666 shares; Bill M. Lindig, 75,666 shares; Richard G. Merrill, 15,999 shares; Frank H. Richardson, 19,999 shares; Richard J. Schnieders, 46,666 shares; Phyllis S. Sewell, 19,999 shares; John K. Stubblefield, Jr., 52,710 shares; Arthur J. Swenka, 62,160 shares, Thomas B. Walker, Jr., 19,999 shares, and John F. Woodhouse, 75,666 shares.

(3) Rounded to the nearest 1/10 of one percent.

(4) Includes 20,000 shares held by Riviana Foods Inc. of which Mr. Godchaux and his wife are affiliates.

(5) Includes 40,000 shares held by a trust created under the estate of Sol I. Golden, of which Mr. Golden is a co-trustee.

(6) Includes 92,600 shares held by trusts of which Mr. Lindig's wife is co-trustee.

(7) Includes 120,000 shares held by a family limited partnership of which Mr. Walker's wife is a general partner.

(8) Includes an aggregate of (i) 21,849 shares owned by the spouses and/or dependent children of current executive officers other than those named in note (1) above, and (ii) 433,004 shares of common stock underlying options which are presently exercisable or will become exercisable within 60 days after the date of this proxy statement held by current executive officers other than those named in note (2) above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our executive officers and directors and any persons holding more than ten percent (10%) of our common stock are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of initial ownership of our common stock and any changes in ownership of such common stock. Copies of these reports are required to be furnished to us. Specific due dates have been established and we are required to disclose in our Annual Report on Form 10-K and proxy statement any failure to file the reports by these dates. Based solely on our review of the copies of the reports furnished to us, or written representations that no reports were required, we believe that, during fiscal 2000, all of our executive officers (including the Named Executive Officers) and directors complied with the Section 16(a) requirements, except that Larry Accardi filed a Form 5 to report a sale transaction that was not previously reported on a timely filed Form 4 and filed a late Form 5 to report a gift, and Mitt Parker filed a late Form 5 to report two sale transactions not previously reported on a timely filed Form 4. To our knowledge, no person beneficially owns more than 10% of our common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the Chief Executive Officer and the other four most highly compensated executive officers of SYSCO and its subsidiaries employed at the end of fiscal 2000 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended July 1, 2000 (the "Named Executive Officers"):

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                              ANNUAL COMPENSATION                  --------------------------
                               -------------------------------------------------   RESTRICTED
                                                                  OTHER ANNUAL       STOCK       SECURITIES        ALL OTHER
NAME AND PRINCIPAL             FISCAL                BONUS($)    COMPENSATION($)   AWARDS($)     UNDERLYING     COMPENSATION($)
POSITION                        YEAR    SALARY($)     (2)(3)           (4)            (5)        OPTIONS(#)           (6)
------------------             ------   ---------   ----------   ---------------   ----------   -------------   ---------------
Bill M. Lindig (1)...........   2000    $835,000    $1,221,048         --          $1,082,149      18,000          $874,581
                                1999     800,000       903,002         --             799,070      16,000           134,407
                                1998     727,500       694,499         --             614,601      19,000           105,958
Charles H. Cotros (1)........   2000    $750,000    $1,243,003         --          $1,101,569      18,000          $568,169
  Chairman and Chief            1999     622,500       702,925         --             622,042      16,000           104,899
  Executive Officer             1998     565,000       540,166         --             478,023      19,000            83,195
Richard J. Schnieders........   2000    $450,000    $  731,193         --          $  647,967      15,000          $109,071
  President and Chief           1999     350,000       432,588         --             382,776      16,000            64,667
  Operating Officer             1998     287,500       272,372         --             241,001      15,000            42,114
Thomas E. Lankford...........   2000    $375,000    $  584,938         --          $  518,390      15,000          $ 87,318
  Executive Vice President,     1999     325,000       359,533         --             318,140      13,000            53,842
  Foodservice Operations        1998     287,500       321,702         --             235,161      15,000            41,139
John K. Stubblefield, Jr.....   2000    $347,500    $  548,374         --          $  485,996      12,000          $ 81,862
  Executive Vice President,     1999     297,500       346,052         --             306,239      13,000            51,800
  Finance and Administration    1998     262,500       249,660         --             220,932      15,000            38,607

---------------
(1) In connection with his retirement from SYSCO, Mr. Lindig resigned as an officer and director of SYSCO as of July 1, 2000. He served as Chairman from January 1999 until July 2000 and as Chief Executive Officer from January 1995 until January 2000. Mr. Cotros became Chief Executive Officer in January 2000 and Chairman in July 2000.

(2) Includes amounts deferred under the Executive Deferred Compensation Plan.

(3) Does not include that portion of a participant's bonus which the participant elected to receive in the form of restricted common stock. See "Restricted Stock Awards" column.

(4) Does not include perquisites and other personal benefits unless they exceed, in the aggregate, the lesser of $50,000 or 10% of each individual's annual salary and bonus as reported.

(5) The amount presented is determined by multiplying the number of shares earned by the closing price of our common stock on the New York Stock Exchange on June 30, 2000, the first trading day prior to the date as of which the shares were earned, without taking into consideration the following restrictions on the shares. The shares are not transferable by the recipient for two years following receipt and are subject to certain repurchase rights on the part of SYSCO in the event of termination of employment other than by normal retirement or disability. The recipient receives dividends on the shares during the restricted two-year period.

    During fiscal 2000, the number of restricted shares earned by the named individuals was as follows:

    - Mr. Lindig -- 25,689 shares;

    - Mr. Cotros -- 26,150 shares;

    - Mr. Schnieders -- 15,382 shares;

    - Mr. Lankford -- 12,306 shares; and

    - Mr. Stubblefield -- 11,537 shares.

    At the end of fiscal 2000, the aggregate number and dollar amount (computed using the closing price of our common stock on June 30, 2000 as described above) of restricted shares earned by the named individuals were as follows:

    - Mr. Lindig -- 51,675 shares at $2,176,809;

    - Mr. Cotros -- 46,379 shares at $1,953,715;

    - Mr. Schnieders -- 27,830 shares at $1,172,339;

    - Mr. Lankford -- 22,652 shares at $954,216; and

    - Mr. Stubblefield -- 21,496 shares at $905,519.

(6) The amounts shown in the table below include a SYSCO match equal to 50% of the first 20% of the annual incentive bonus which each individual elected to defer under our Executive Deferred Compensation Plan, the amount we paid for term life insurance coverage for each individual, and the actuarially-calculated value of the benefit of premiums paid in fiscal 2000 for split-dollar life insurance policies for certain executive officers. See pages 14 and 15 for a discussion of SYSCO's split-dollar life insurance arrangements.

                                                       2000                                     1999                   1998
                                  ----------------------------------------------   -------------------------------   --------
                                             SPLIT-DOLLAR
                                                 LIFE         TERM      DEFERRED                TERM      DEFERRED
   NAME                            TOTAL      INSURANCE     INSURANCE    MATCH      TOTAL     INSURANCE    MATCH      TOTAL
   ----                           --------   ------------   ---------   --------   --------   ---------   --------   --------
   Bill M. Lindig...............  $874,581     $692,997      $1,224     $180,360   $134,407    $1,224     $133,183   $105,958
   Charles H. Cotros............   568,169      383,345       1,224      183,600    104,899     1,224      103,675     83,195
   Richard J. Schnieders........   109,071          n/a       1,071      108,000     64,667       867       63,800     42,114
   Thomas E. Lankford...........    87,318          n/a         918       86,400     53,842       816       53,026     41,139
   John K. Stubblefield, Jr. ...    81,862          n/a         862       81,000     51,800       760       51,040     38,607

                                          1998
                                  --------------------

                                    TERM      DEFERRED
   NAME                           INSURANCE    MATCH
   ----                           ---------   --------
   Bill M. Lindig...............   $3,524     $102,434
   Charles H. Cotros............    3,524       79,671
   Richard J. Schnieders........    1,944       40,170
   Thomas E. Lankford...........    1,944       39,195
   John K. Stubblefield, Jr. ...    1,784       36,823

STOCK OPTION GRANTS

     The following table provides information regarding stock option grants during the last fiscal year to the Named Executive Officers. We have never granted any stock appreciation rights to executive officers under the 1991 Stock Option Plan.

                                     OPTION GRANTS IN FISCAL 2000
                                    ------------------------------
                                      NUMBER OF      PERCENTAGE OF
                                     SECURITIES      TOTAL OPTIONS                                    GRANT
                                     UNDERLYING       GRANTED TO      EXERCISE OR                     DATE
                                       OPTIONS       EMPLOYEES IN     BASE PRICE     EXPIRATION      PRESENT
NAME                                GRANTED(#)(1)     FISCAL 2000      ($/SHARE)        DATE       VALUE($)(2)
----                                -------------    -------------    -----------    ----------    -----------
Bill M. Lindig....................     18,000            0.73%         $32.5625       9/1/2009      $220,860
Charles H. Cotros.................     18,000            0.73%          32.5625       9/1/2009       220,860
Richard J. Schnieders.............     15,000            0.61%          32.5625       9/1/2009       184,050
Thomas E. Lankford................     15,000            0.61%          32.5625       9/1/2009       184,050
John K. Stubblefield, Jr..........     12,000            0.49%          32.5625       9/1/2009       147,240

---------------
(1) The options do not vest and become exercisable unless we attain certain levels of increases in earnings per share and return on shareholders' equity. If these increases are not attained within five years of the date of grant, the options will not vest until six months before the expiration of the ten-year life of the grant, and only if the recipient is still an active employee at that time.

(2) We determined the hypothetical grant value for the options of $12.27 per share using a modified Black-Scholes pricing model. In applying the model, we assumed a volatility of 23%, a 6.1% risk-free rate of return, a dividend yield at the date of grant of 1.20%, and an 8-year option term. We did not assume any option exercises or risk of forfeiture during the 8-year term. If used, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized will be at or near the value estimated by the modified Black-Scholes model.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information with respect to aggregate option exercises in the last fiscal year and fiscal year-end option values for the Named Executive Officers.

                                  AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                                          FISCAL YEAR-END OPTION VALUES
                            ----------------------------------------------------------
                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                            JULY 1, 2000 (#)             JULY 1, 2000 ($)(2)
                            ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                        EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------------   -----------   -------------   -----------   -------------
Bill M. Lindig............    20,000         $445,539        75,666         17,334       $1,819,987      $222,764
Charles H. Cotros.........    20,000          437,018        75,666         17,334        1,819,987       222,764
Richard J. Schnieders.....    16,000          327,000        62,666         15,334        1,496,175       203,639
Thomas E. Lankford........        --               --        87,986         14,334        2,246,703       183,389
John K. Stubblefield,
  Jr......................    12,347          274,061        59,666         12,334        1,446,112       164,264

---------------
(1) Computed based on the difference between the closing price of the common stock on the day of exercise and the exercise price.

(2) Computed based on the difference between the closing price on June 30, 2000 and the exercise price.

RETIREMENT PLAN

     We have a defined benefit retirement plan which was amended and restated effective July 2, 1989 and further amended effective April 1, 2000. The Retirement Plan provides for an annual benefit payable monthly for five years certain and life thereafter, equal to:

     - the normal retirement benefit which accrued under the prior plan as of July 2, 1989, plus

     - an amount equal to 1 1/2% of the participant's aggregate career compensation earned on and after July 2, 1989.

     In the event of a participant's death before his or her normal retirement age (age 65) or the commencement of a benefit, if earlier, and if the participant has five or more years of credited service, a death benefit is payable in an amount equal to the value of the pension accrued by the deceased participant prior to his or her death or earlier termination of employment.

     Under current law and regulations, the maximum annual retirement benefit that may be payable in 2000 under the five years certain and life thereafter form of payment to an individual retiring at age 65 is $133,326.

     Without regard to this maximum limitation, the Named Executive Officers have accrued the following benefits and credited benefit service as of July 1, 2000:

     - Mr. Lindig -- $79,489 and 16 years;

     - Mr. Cotros -- $87,796 and 24 years;

     - Mr. Schnieders -- $37,876 and 17 years;

     - Mr. Lankford -- $40,464 and 19 years; and

     - Mr. Stubblefield -- $26,122 and 11 years.

     The Named Executive Officers also have anticipated future service to age 65 as follows:

     - Mr. Lindig -- In connection with his retirement from SYSCO, Mr. Lindig resigned as an officer of SYSCO as of July 1, 2000 at age 63;

     - Mr. Cotros -- 2 years;

     - Mr. Schnieders -- 13 years;

     - Mr. Lankford -- 12 years; and

     - Mr. Stubblefield -- 11 years.

     In addition to benefits accrued to date, each Named Executive Officer will accrue benefits in the future in accordance with the table below:

                            PENSION PLAN TABLE(1)(2)

                                                       YEARS OF CREDITED SERVICE
CAREER AVERAGE COMPENSATION EARNED  ---------------------------------------------------------------
ON AND AFTER JULY 1, 2000(3)          10         15         20         25         30          35
----------------------------------  -------    -------    -------    -------    -------    --------
$ 50,000........................    $ 7,500    $11,250    $15,000    $18,750    $22,500    $ 26,250
 100,000........................     15,000     22,500     30,000     37,500     45,000      52,500
 150,000........................     22,500     33,750     45,000     56,250     67,500      78,750
 200,000........................     30,000     45,000     60,000     75,000     90,000     105,000

---------------
(1) Assumes the annual benefit is payable for five years certain and life thereafter and that retirement age is 65. Pension plan benefits are not subject to deduction by social security or any other offsets.

(2) Current law and regulations limit retirement benefits in 2000 to $133,326 if they are payable for five years certain and life thereafter (assuming Retirement Plan and Social Security retirement age of 65). This limitation applies to total retirement benefits under the Retirement Plan as determined by adding benefits accrued with respect to periods of employment with SYSCO both before and after July 1, 2000. The Pension Plan Table does not reflect this limitation.

(3) Compensation for benefit calculation purposes is limited by law to $170,000 for 2000 and later years subject to future cost-of-living adjustments. Pay limitations are not taken into account in the Pension Plan Table.

     To the extent included in W-2 income, all amounts shown in the Summary Compensation Table, other than deferred bonus, term life insurance payments and the SYSCO match under the Executive Deferred Compensation Plan are utilized to compute career average compensation subject to the pay limitations noted in footnote (3).

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report documents the components of SYSCO's compensation programs for its executive officers and describes the basis on which fiscal 2000 compensation determinations were made with respect to the executive officers of SYSCO, including Messrs. Lindig and Cotros, each of whom served as the Chief Executive Officer during a portion of fiscal 2000. All fiscal 2000 compensation decisions with respect to base salaries, annual incentive compensation, option grants under the 1991 Stock Option Plan and split-dollar life insurance arrangements were made by the Compensation and Stock Option Committee.

  Overall Executive Compensation Philosophy

     Since SYSCO became a publicly held corporation in 1970, we have always directly linked the compensation of executive officers to SYSCO's performance. Specifically, the Committee has tied the level of SYSCO's executive compensation to increases in SYSCO's earnings per share and return on shareholders' equity. We have accomplished this through the following means:

     - A "pay-for-performance" orientation based upon SYSCO performance for corporate officers (other than senior vice presidents, foodservice operations) and a combination of operating company and SYSCO performance for corporate senior vice presidents, foodservice operations and operating company senior management;

     - Competitive base salaries;

     - Potentially significant annual incentive bonuses under SYSCO's management incentive plan;

     - The issuance of performance-based stock options;

     - Customary benefits, including a supplemental executive retirement plan;
       and

     - Split dollar life insurance and term life insurance policies for certain executive officers.

     The factors and criteria upon which the determination of the fiscal 2000 compensation of the Chief Executive Officer were based were the same as those discussed below with respect to all executive officers, except as otherwise described below with respect to SYSCO's senior vice presidents, foodservice operations.

  Base Salaries

     We have established base salaries of our executive officers in the range of compensation payable to executive officers of U.S. industrial corporations without reference to specific SYSCO performance criteria. We reexamine this range of compensation from time to time through a survey of compensation practices by an independent compensation consultant across a broad cross-section of U.S. industrial corporations. The survey sample does not necessarily include those companies in the peer group included in the performance graph on pages 16 and 17 due to the differing size, management responsibilities and organizational structures of those corporations relative to SYSCO. We last reviewed base salaries for all of the executive officers on November 4, 1999, and made adjustments in compensation which became effective January 1, 2000. At that time, Mr. Lindig's base salary was left unchanged, and Mr. Cotros' base salary was increased approximately 31%. It has been our consistent practice to maintain the Chief Executive Officer's base salary at or below the median of the range of base salaries payable to chief executive officers of the surveyed industrial corporations that have chief executive officers with job content and/or responsibilities comparable to those of SYSCO's Chief Executive Officer.

  Annual Incentive Compensation

     SYSCO provides annual incentive compensation to all executive officers through the SYSCO Corporation 1995 Management Incentive Plan (the "MIP"). The MIP is designed to offer opportunities for compensation which are tied directly to our performance. In addition, the MIP is designed to foster significant equity ownership in SYSCO by the executive officers and all other participants in the MIP.

     For executive officers, fiscal 2000 incentive bonuses were calculated under the MIP in two parts. The first part was based on the overall performance of SYSCO and was based upon the interplay between the percentage increase in earnings per share and the return on shareholders' equity. The MIP utilized a matrix based on these two factors to determine award levels, resulting in an award of 147% of base salary to each executive officer participating in this portion of the MIP, including Mr. Lindig, who was awarded $1,227,450, and Mr. Cotros, who was awarded $1,249,500.

     The second portion of the fiscal 2000 incentive bonus under the MIP for executive officers was based upon the number of SYSCO operating companies that achieved a target return on capital. This portion of the incentive bonus is paid only when the operating companies achieving the goals, in the aggregate, represent at least 50% of the total capital of all of SYSCO's operating companies, which was the case during fiscal 2000, resulting in an award of 69% of base salary to each executive officer participating in this portion of the MIP, including Mr. Lindig, who was awarded $576,150 and Mr. Cotros, who was awarded $586,500.

     For senior vice presidents, foodservice operations, a portion of their bonus was based upon the two-part calculation set forth above and a portion was based upon the aggregate financial results of those operating subsidiaries or divisions for which they are responsible, considered as one company. This portion is based upon the interplay between the aggregate percentage increase in pretax earnings of their supervised operations and the aggregate return on capital of their supervised operations, adjusted in certain instances for operating companies that are involved in SYSCO's facility expansion ("fold-out") program.

     In order to encourage significant equity ownership in SYSCO by its executive officers, the MIP provides that participants may elect to receive up to 40% of their annual incentive bonus in the form of SYSCO common stock, based on a per-share price equal to the closing price on the New York Stock Exchange of SYSCO common stock on the last trading day of the fiscal year for which the MIP bonus is calculated. If such election is made, the participant is awarded one additional share for each two shares received in accordance with the foregoing calculation.

     In addition, participants who elect to receive common stock are also entitled to receive an additional cash bonus equal to the product of:

     - the value of such matching shares received by the participant (based on the closing price of such shares on the last trading day of the fiscal year), and

     - the effective tax rate applicable to SYSCO.

     In fiscal 2000, Messrs. Lindig and Cotros each elected to receive 40% of their bonus in SYSCO common stock. Mr. Lindig's MIP bonus for fiscal 2000 consisted of 25,689 shares valued at $1,082,149 and cash in the amount of $138,877. Mr. Cotros' MIP bonus for fiscal 2000 consisted of 26,150 shares valued at $1,101,569 and cash in the amount of $141,372.

     Finally, MIP participants may defer up to 40% of their annual incentive bonus (without considering any election to receive a portion of the bonus in stock) under the Executive Deferred Compensation Plan. For deferrals of up to 20% of the annual incentive bonus, the Executive Deferred Compensation Plan provides for SYSCO to make a payment to the participant equal to 50% of the amount deferred. This matching payment vests upon the earliest to occur of:

     - the tenth anniversary of the date the matching payment is made;

     - the participant's reaching age sixty;

     - the death or permanent disability of the participant; or

     - a change in control of SYSCO.

     In fiscal 2000, Mr. Lindig deferred 20% of his MIP bonus and received a matching payment equal to 50% of the entire amount deferred. Mr. Cotros deferred 40% of his MIP bonus and received a matching payment equal to 50% of one-half of the amount deferred.

  1991 Stock Option Plan

     During fiscal 2000, SYSCO granted options to purchase shares of its common stock to approximately 1,290 key employees, including executive officers, under the 1991 Stock Option Plan. All fiscal 2000 grants to executive officers were made in September 1999, except for an option grant to one executive officer that was made in March 2000.

     The Committee administers this plan. In general, it is the practice of the Committee to consider issuing options under this plan only when participants in the MIP are entitled to receive an annual incentive bonus. In other words, option grants generally are considered only in years when SYSCO achieves certain earnings per share and return on shareholders' equity targets. It is the current intention of the Committee to continue this practice, although it is not required by the terms of this plan.

     In addition to requiring that certain performance goals must be met before options are issued to any plan participant, it has been our consistent practice to impose rigorous performance goals which must be met before the options will vest and participants may exercise their options. In the case of corporate employees, these performance goals are based upon increases in our earnings per share and return on shareholders' equity. In effect, there have been two different sets of performance goals, one for the grant of the option and one for the exercise of the option. We currently anticipate continuing this practice.

     It also has been our practice to provide that options granted under this plan expire ten years after the date of grant, with a five-year initial performance vesting period. The Committee currently anticipates continuing the practice of providing that options which have not vested during this five-year performance vesting period will vest six (6) months before the end of the ten-year life provided the holder remains an active employee of SYSCO or one of its operating companies at that time. The Committee has not historically considered the current number of outstanding options held by an officer when making its grant decisions.

     During fiscal 2000, Mr. Lindig received one grant of 18,000 options at an exercise price of $32.5625 per share, and Mr. Cotros received one grant of 18,000 options at an exercise price of $32.5625 per share. These options contain vesting requirements identical to those discussed above.

  Benefits

     Executives also participate in SYSCO's regular employee benefit programs, which include a pension plan, a retirement savings plan, group medical and dental coverage, group life insurance and other group benefit plans. Further details with respect to SYSCO's qualified pension plan are provided on pages 11 and 12. In addition, executives are provided with a Supplemental Executive Retirement Plan (the "SERP") which is designed, generally, to provide annual payments equal to 50% of the participant's final average annual compensation, less all SYSCO and other qualified retirement plan benefits and social security payments available to the participant upon retirement. Payment to Mr. Lindig of his full retirement benefits under the SERP will begin on October 1, 2000.

     In February 1999, the Committee approved SYSCO providing split-dollar life insurance arrangements to certain key executive officers in lieu of part or all of their accrued and future benefits under the Executive Deferred Compensation Plan and the SERP. In September 1999, the Committee designated Messrs. Lindig and Cotros as participants under these split-dollar life insurance arrangements. In approving this participation, the Committee considered that SYSCO would experience a positive impact on its earnings with these arrangements in place, as compared to the earnings impact of Messrs. Lindig's and Cotros' current participation in the Executive Deferred Compensation Plan and SERP. Under these split-dollar life insurance arrangements,

Messrs. Lindig and Cotros will receive life insurance benefits in lieu of certain benefits under the Executive Deferred Compensation Plan and SERP to which they would otherwise have been entitled. SYSCO will pay all premiums on the life insurance policies purchased for the benefit of the participants under the split-dollar life insurance arrangements and will retain a collateral interest in those policies equal to the amount of premiums paid by SYSCO. The present value cost of any life insurance purchased under the split-dollar life insurance arrangements by SYSCO will not exceed the net present value of the projected after tax cost of the benefits waived under the Executive Deferred Compensation Plan and SERP.

  Income Deduction Limitations

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally sets a limit of $1 million on the amount of compensation (other than certain "performance-based" compensation that complies with the requirements of Section 162(m)) that SYSCO can deduct for federal income tax purposes in any given year with respect to the compensation of each of the Named Executive Officers. The Board and the Committee have determined, after reviewing the effect of Section 162(m), that our policy will be to structure the performance-based compensation arrangements for such Named Executive Officers to satisfy Section 162(m)'s conditions for deductibility, to the extent feasible and taking into account all relevant considerations.

                                          COMPENSATION AND STOCK OPTION
                                            COMMITTEE

                                            Richard G. Merrill, Chairman
                                            John W. Anderson
                                            Gordon M. Bethune
                                            Colin G. Campbell
                                            Judith B. Craven
                                            Frank H. Richardson
                                            Phyllis S. Sewell

STOCK PERFORMANCE GRAPH

     The following stock performance graph compares the performance of SYSCO's common stock to the S&P 500 Index and to a peer group for SYSCO's last five fiscal years. For the reasons described below, we are comparing our stock's performance to a different peer group this year. The graph includes data for the new peer group as well as the old peer group. The members of this year's peer group and last year's peer group are as follows:

NEW PEER GROUP                             OLD PEER GROUP
--------------                             --------------
Fleming Companies, Inc.               Fleming Companies, Inc.
Nash Finch Company                    Nash Finch Company
Performance Food Group Company        Richfood Holdings, Inc.
Supervalu, Inc.                       Supervalu, Inc.
                                      U.S. Foodservice

     The companies in the New Peer Group were selected because they comprise a broad group of publicly held corporations with food distribution operations similar in some respects to our operations. Performance Food Group is a foodservice distributor and the other members of the New Peer Group are in the business of distributing grocery products to retail supermarkets. Richfood Holdings and U.S. Foodservice were not included in the New Peer Group because they were acquired during fiscal 2000 and separate data was no longer available for the periods presented. Performance Food Group had not been included in the Old Peer Group because data was not available for all periods previously presented. We consider the New Peer Group to be a more representative peer group than the "S&P Distributors (Food & Health)" index maintained by Standard & Poor's Corporation which consists of SYSCO, Supervalu, Inc., Cardinal Health, Inc. and McKesson HBOC, Inc., two of which are healthcare service distributors. In prior years, we have presented a 10-year graph in addition to the five-year graph required by SEC regulations. We are discontinuing presentation of the 10-year graph because of the increased difficulty in identifying a peer group whose members have available data for both the five- and 10- year periods presented.

     The returns of each member of the peer group are weighted according to each member's stock market capitalization as of the beginning of each period measured. The graph assumes that the value of the investment in our common stock, the S&P 500 Index, the Old Peer Group and the New Peer Group was $100 on the last trading day of June 1995, and that all dividends were reinvested. Performance data for SYSCO, the S&P 500 Index and for each member of the Old Peer Group and New Peer Group is provided as of the last trading day of each of our last five fiscal years.

                        [TOTAL SHAREHOLDER RETURN GRAPH]

--------------------------------------------------------------------------------------------------------------------
                                           1995         1996         1997         1998         1999         2000
--------------------------------------------------------------------------------------------------------------------
 SYSCO                                    $100.0      $117.88      $129.54      $181.94      $222.62      $307.86
 S&P 500                                   100.0       125.99       170.10       220.71       274.76       290.75
 Old Peer Group                            100.0       105.19       127.32       134.45       145.47       119.09
 New Peer Group                            100.0        94.98       117.17       130.48       141.30       120.48

             PROPOSAL TO APPROVE THE 2000 MANAGEMENT INCENTIVE PLAN
                          ITEM NO. 2 ON THE PROXY CARD

     On May 10, 2000, the Board of Directors adopted the 2000 Management Incentive Plan (the "2000 MIP"), subject to stockholder approval. If approved by the stockholders at the annual meeting, the 2000 MIP will become effective on November 3, 2000 and will replace the MIP.

     The Board of Directors has decided to seek stockholder approval of the 2000 MIP so that the compensation paid under the plan can qualify for tax deductibility under Section 162(m) of the Code.

     The following summary of the material terms of the 2000 MIP does not purport to be complete and is qualified in its entirety by the terms of the 2000 MIP, a copy of which is attached as Appendix A hereto. THE BOARD OF DIRECTORS RECOMMENDS THAT THE 2000 MIP BE APPROVED.

PURPOSE OF THE 2000 MIP

     The purpose of the 2000 MIP is to promote the interests of the Company and its stockholders by providing incentives to (i) certain key management personnel for outstanding performance in the management of the divisions or subsidiaries (as hereinafter defined) of the Company and (ii) certain corporate personnel for managing the operations of the Company as a whole and/or managing the operations of certain Subsidiaries (as hereinafter defined). To achieve that purpose, the 2000 MIP permits the grant of performance-based bonus awards, payable in cash and/or shares of common stock.

ADMINISTRATION OF THE 2000 MIP

     The Compensation and Stock Option Committee will administer the 2000 MIP. The Committee is composed of "non-employee directors" within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Section 162(m) of the Code.

     The Committee will have the power in its discretion to grant awards under the 2000 MIP, to select the individuals to whom awards are granted, to determine the terms thereof, to interpret the provisions of the 2000 MIP and to otherwise administer the plan. All awards will be evidenced by a written agreement between the Company and the grantee setting forth the terms of the award.

SHARES SUBJECT TO THE 2000 MIP

     The maximum number of shares of Common Stock that may be delivered during the term of the 2000 MIP under all awards is 4,000,000 shares. In the event of a recapitalization of the Company or its merger into or consolidation with another corporation occurring during a fiscal year which is the measurement period for a specific award, a participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a shareholder of the Company holding shares pursuant to the plan at the time of such recapitalization, merger or consolidation. In the event of a stock split, stock dividend or combination of shares with respect to the Common Stock of the Company after the determination of the number of shares to which a Participant is entitled but before delivery of such shares to the Participant, then the number of shares that such Participant shall be entitled to receive shall be proportionately adjusted.

ELIGIBILITY AND PARTICIPATION

     The participants in the plan for a fiscal year shall be designated by the Committee from the persons who are employed by any subsidiary or the Company, in the following capacities (Corporate Participants, Subsidiary Participants, Designated Participants and Senior Executive Participants are referred to collectively as "Participants" or individually as a "Participant"):

          Corporate Participants -- Persons who serve as an officer of the Company who are also employees of the Company or a subsidiary.

          Subsidiary Participants -- Persons who serve as an officer of a subsidiary.

          Designated Participants -- Persons other than Corporate Participants or Subsidiary Participants who are employed by a subsidiary or by the corporate office of the Company who are designated by the Committee from time to time.

          Senior Executive Participants -- Persons who are "covered employees" of the Company within the meaning of Code Section 162(m) and Treasury Regulation 1.162-27(c)(2) (or any successor statute or regulation section, or any administrative interpretation thereof) (the "Executive Compensation Provisions") during a fiscal year of the Company and who have been designated by the Committee as Corporate, Subsidiary or Designated Participants in the plan for such fiscal year. If a Participant is both a Senior Executive Participant and a Corporate, Subsidiary or Designated Participant during a fiscal year as a result of the application of the Executive Compensation Provisions, he or she shall be considered a Senior Executive Participant and not a Corporate, Subsidiary or Designated Participant, during such fiscal year, and shall be subject to any and all restrictions applicable to Senior Executive Participants hereunder during such fiscal year.

     To the extent possible, the Committee shall designate Participants in the plan prior to the commencement of the fiscal year in which such designated Participants will be entitled to a bonus under the plan, or as soon as practicable during the fiscal year in which a person first becomes eligible to be a Participant. Once designated as a Participant, the Committee can remove an employee as a Participant with or without cause at any time and the Participant shall not be entitled to any bonus under the plan for the year in which he or she is removed regardless of when during such year he or she is removed.

     Currently, approximately 140 employees of the Company and its subsidiaries are within the class eligible to participate in the 2000 MIP.

PAYMENT OF BONUSES

  Corporate Participants

     A portion of the bonus to be paid to Corporate Participants under the 2000 MIP may depend upon the Company's return on stockholders' equity and increase in earnings per share. A portion of such bonus may depend upon the return on capital and increase in pretax earnings in respect of selected divisions and/or subsidiaries of the Company, and a portion of the bonus may depend upon one or more of the following performance factors: (i) sales of the Company and/or one or more selected divisions and/or subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more selected divisions and/or subsidiaries, (iv) control of operating and/or non-operating expenses of the Company and/or one or more selected divisions and/or subsidiaries, (v) margins of the Company and/or one or more selected divisions and/or subsidiaries, (vi) market price of the Company's securities and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more selected divisions and/or subsidiaries, provided that the Committee shall define the above performance factors, which definitions may differ depending upon the entity to which it is applied, and may alter the bonus formula with respect to any such Participant by changing the performance targets in respect of these performance factors in its sole discretion.

  Subsidiary Participants

     A portion of the bonus under the 2000 MIP for Subsidiary Participants maybe calculated based upon the return on capital and increase in pretax earnings of the subsidiary or division employing such participant. A portion of such bonus may depend upon return on stockholders' equity and increase in earnings per share of the Company as a whole and a portion of the bonus may depend upon one or more of the following performance factors: (i) sales of the Company and/or one or more selected divisions and/or subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more selected divisions and/or subsidiaries, (iv) control of operating and/or non-operating expenses of the Company and/or one or more selected divisions and/or subsidiaries, (v) margins of the Company and/or one or more selected divisions and/or subsidiaries, (vi) market price of the Company's securities and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more selected divisions and/or subsidiaries, provided that the Committee shall define the above performance factors, which definitions may differ depending upon the entity to which it is applied, and may alter the bonus formula with respect to any such participant by changing the performance targets in respect of these performance factors in its sole discretion.

     Subsidiary Participants may also receive an additional bonus (the "Additional Bonus") to be awarded in the sole discretion of the Committee. The Additional Bonus is based upon such criteria as the Committee may develop in its sole discretion.

  Designated Participants

     The Committee may formulate a bonus structure for each Designated Participant which is based upon performance factors determined by the Committee in its sole discretion, which structure may be similar to or may vary materially from the bonus structure formulated for other categories of participants.

  Senior Executive Participants

     Senior Executive Participants are compensated pursuant to the plan in accordance with the criteria described above utilized in connection with Corporate, Subsidiary, and Designated Participants, as applicable; provided, however, that no Senior Executive Participant may in any event receive an aggregate bonus under the 2000 MIP, determined by aggregating the value of all cash and securities received, which is in excess of one percent (1%) of the Company's earnings before income taxes as disclosed in the "Consolidated Results of Operations" section of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the applicable fiscal year.

ELECTION TO RECEIVE COMMON STOCK

     A Participant may give notice to the Committee within the first ninety (90) days of a fiscal year that such participant irrevocably elects to receive a certain percentage (up to 40% in 5% increments) of his or her annual bonus under the 2000 MIP in the form of Company Common Stock (valued at the closing price on the New York Stock Exchange ("NYSE") on the last trading day of such fiscal year). In the event of such election, such Participant will receive an additional number of shares equal to 50% of the number of shares determined as described above ("Additional Shares") and an additional cash amount equal to the value of such Additional Shares multiplied by the effective tax rate applicable to the Company for such fiscal year.

RESTRICTIONS ON AWARDS

     If the shares to be issued to a Participant are registered pursuant to the registration provisions of the Securities Act of 1933, as amended, then the Participant shall enter into an agreement at the time of issuance of such shares that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of death or termination of employment due to disability or retirement under the normal Company benefit plans, and such shares shall bear a legend reflecting the terms of such restriction.

     If a Participant's employment is terminated at any time within the first twelve month period following the issuance of shares for any reason, with or without cause, other than the Participant's death or termination of employment due to disability or retirement under normal Company benefit plans, then upon demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company all of the stock issued to the Participant within the twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock or the price at which the stock was valued for purposes of issuing it pursuant to the plan. If a Participant's employment is terminated after one year but before two years from the date on which any shares of Common Stock were issued to Participant pursuant to the 2000 MIP, on the demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company, in addition to the shares he or she may be required to sell under the preceding sentence, 50% of the stock issued to the Participant within twenty-four months but more than twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock, or the price at which the stock was valued for purposes of issuing it pursuant to the 2000 MIP. The market price of the Common Stock shall be deemed to be the closing price of such stock on the primary securities exchange on which such stock is traded on the date of termination; and if such stock did not trade on such date, then on the next day on which it does trade. The shares of Common Stock issued under the 2000 MIP shall bear a legend reflecting these restrictions.

AMENDMENT AND TERMINATION

     The 2000 MIP may be amended at any time by the Board of Directors and any such amendment shall be effective as of commencement of the fiscal year during which the 2000 MIP is amended, regardless of the date of the amendment, unless otherwise stated by the Board of Directors. The 2000 MIP may be terminated at any time by the Board of Directors and termination will be effective as of the commencement of the fiscal year in which such action to terminate the 2000 MIP is taken.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 2000 MIP and to the Company. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement.

     The amount of the cash portion of a Participant's bonus will constitute ordinary income to the recipient when received and will be deductible to the Company in the fiscal year in which the bonus is earned. If a Participant elects to receive a portion of his bonus in stock of the Company, the market value of such stock (as of the last trading day of the fiscal year of the Company for which such bonus was earned) will be treated as ordinary income when received, and the Company will be entitled to an equivalent deduction in the fiscal year in which the bonus was earned. Any subsequent sale of the stock by him shall give rise to a capital gain or loss.

     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2000 MIP. We have not undertaken to discuss the tax treatment of awards under the 2000 MIP in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

NEW PLAN BENEFITS

     Because the Committee has complete discretion to determine the number and selection of award recipients as well as the number, types, vesting requirements and other terms of all awards, and because the future value of Common Stock is uncertain, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the 2000 MIP.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board of Directors with respect to the 2000 MIP, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2000 MIP.

     As discussed above, directors who are employees of the Company will be eligible for the grant of awards under the 2000 MIP. Nevertheless, the Board of Directors believes that approval of the 2000 MIP will advance the interests of the Company and its stockholders by encouraging officers and key employees to make significant contributions to the long term success of the Company.

REQUIRED VOTE

     Approval of the 2000 Management Incentive Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of common stock present or represented at the annual meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 MANAGEMENT
                                INCENTIVE PLAN.

               PROPOSAL TO APPROVE THE 2000 STOCK INCENTIVE PLAN
                          ITEM NO. 3 ON THE PROXY CARD

     On May 10, 2000, the Board of Directors adopted the 2000 Stock Incentive Plan, subject to stockholder approval. If approved by the stockholders at the annual meeting, the 2000 Stock Incentive Plan will become effective on November 3, 2000 and will replace the 1991 Stock Option Plan. Upon the effective date of the 2000 Stock Incentive Plan, all outstanding options under the 1991 Stock Option Plan will remain outstanding but no further grants will be made under the 1991 Stock Option Plan. As of September 8, 2000, there were options outstanding under the 1991 Stock Option Plan to purchase approximately 9.2 million shares of Common Stock.

     The Board of Directors has decided to seek stockholder approval of the 2000 Stock Incentive Plan so that the compensation paid under the plan can qualify for tax deductibility under Section 162(m) of the Code, and so that the Company may continue to grant incentive stock options which qualify under Code Section 422 to employees after November 8, 2001, the latest date on which incentive stock options can be granted under the 1991 Stock Option Plan.

     The following summary of the material terms of the 2000 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the 2000 Stock Incentive Plan, a copy of which is attached as Appendix B hereto. THE BOARD OF DIRECTORS RECOMMENDS THAT THE 2000 STOCK INCENTIVE PLAN BE APPROVED.

PURPOSE OF THE 2000 STOCK INCENTIVE PLAN

     The purpose of the 2000 Stock Incentive Plan is to promote the interests of the Company and its stockholders by providing officers, directors and other employees of the Company and its subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests more closely to the interests of the Company's stockholders. To achieve that purpose, the 2000 Stock Incentive Plan permits the grant of options to purchase Common Stock (the "Options"), stock appreciation rights with respect to Common Stock ("SARs"), shares of Common Stock subject to restriction and forfeiture to the Company based upon continuing employment and/or attainment of designated performance goals (the "Restricted Shares"), and units representing the future right to receive shares of Common Stock (the "Stock Units") (collectively such Options, SARS, Restricted Shares and Stock Units are referred to as "Awards").

ADMINISTRATION OF THE 2000 STOCK INCENTIVE PLAN

     The Compensation and Stock Option Committee will administer the 2000 Stock Incentive Plan. The Committee is composed of "non-employee directors" within the meaning of the Exchange Act and "outside directors" within the meaning of
Section 162(m) of the Code.

     The Committee will have the power in its discretion to grant Awards under the 2000 Stock Incentive Plan, to select the individuals to whom Awards are granted, to determine the terms thereof, to interpret the provisions of the 2000 Stock Incentive Plan and to otherwise administer the plan. All Awards will be evidenced by a written agreement between the Company and the grantee setting forth the terms of the Award.

SHARES SUBJECT TO THE 2000 STOCK INCENTIVE PLAN

     The maximum number of shares of Common Stock that may be delivered during the term of the 2000 Stock Incentive Plan under all Awards is 20 million shares, plus (i) any shares of Common Stock which are subject to options issued under the 1991 Stock Option Plan to the extent that those options are forfeited, expire, or are canceled without delivery of shares of Common Stock after November 3, 2000 (approximately 9.2 million shares were subject to outstanding awards under the 1991 Stock Option Plan as of September 8, 2000); (ii) any shares of Common Stock that have not been issued and are not subject to outstanding awards under the 1991 Stock Option Plan on November 3, 2000 (approximately 8.9 million shares as of September 8, 2000), and (iii) to the extent authorized by the Board up to five million shares reacquired by the Company in the open market or in private transactions after November 3, 2000.

     The following additional maximums are imposed under the 2000 Stock Incentive Plan: (i) the maximum number of shares of Common Stock that may be issued pursuant to options intended to be Incentive Stock Options is 33,775,482 shares; (ii) the maximum of number of shares of Common Stock that may be issued in conjunction with Restricted Shares or Stock Units is five million shares plus up to 30% percent of any shares that are reacquired by the Company for reissuance as discussed in clause (iii) of the foregoing paragraph; (iii) the maximum number of shares that may be covered by awards granted to any one individual relating to Options and SARS is 250,000 shares during any fiscal year; and (iv) no more than 100,000 shares of Common Stock may be subject to awards of Restricted Shares or Stock Units that are intended to be "Performance-Based Compensation" pursuant to Code Section 162(m) granted to any one individual during any one fiscal year period (regardless of when such shares are deliverable).

     Subject to any required action by the stockholders, the number of shares covered by each outstanding award and the price per share in each such award shall be proportionally adjusted for any increase or decrease in the number of issued shares of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of shares effective without receipt of consideration by the Company.

     If the Company merges or consolidates with another corporation, whether or not the Company is the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under the plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of Common Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock as to which that Option may be exercised or are subject to the Award; (B) if Options or other Awards have not already become exercisable as discussed under "Change in Control" below, the Board of Directors may waive any limitations set forth in or imposed pursuant to the plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with the plan or his individual Option or SAR agreement.

ELIGIBILITY AND PARTICIPATION

     Eligibility to participate in the 2000 Stock Incentive Plan is limited to those officers, directors and employees of the Company and its subsidiaries who are selected by the Committee. Currently, approximately 40,000 employees and non-employee directors of the Company and its subsidiaries are within the class eligible for selection to participate in the 2000 Stock Incentive Plan.

OPTIONS AND SARS

     The Committee may grant Incentive Stock Options ("ISOs") and Non-Qualified Options ("NQOs") to eligible employees, and may grant NQOs to non-employee directors. SARs may be granted to both employees and non-employee directors. The Committee will have complete discretion, subject to the terms of the 2000 Stock Incentive Plan, to determine the persons to whom Options and/or SARs will be awarded, the time or times of grant, and the other terms and conditions of the Award. SARs may be awarded either in tandem with Options or on a stand-alone basis.

OPTION AND SAR EXERCISE PRICE AND VESTING

     The Committee will determine the exercise price with respect to each Option at the time of grant. The exercise price applicable to an Option shall also apply in determining the base price per share for any tandem SAR granted with respect to the Option. At the time of grant of a nontandem SAR, the Committee will specify the base price per share to be used in determining the amount of cash or number of shares of Common Stock paid upon the exercise of the SAR. Neither the Option exercise price per share of Common Stock nor the base price of any SAR will be less than 100% of the fair market value per share of the Common Stock underlying the Award on the date of grant. The Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

     No ISO may be granted to an employee who owns at the time of the grant stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for each share of Common Stock subject to such ISO is at least 110% of the fair market value per share of the Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the grant date of the ISO. ISOs may not be granted subsequent to November 3, 2010.

EXERCISE OF OPTIONS AND SARS

     An Option may be exercised in accordance with such terms and conditions and during such periods as may be established by the Committee. Notice of exercise must be accompanied by payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee valued at fair market value on the date of exercise, or any combination thereof, as determined by the Committee. The Committee may, in its discretion, accept payment of the exercise price through the contemporaneous sale by a third party broker of shares of Common Stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the Company.

     Upon surrender of an SAR, the employee will be entitled to receive cash, shares of Common Stock or a combination thereof, as determined by the Committee, having an aggregate fair market value equal to (a) the excess of (i) the fair market value of one share of Common Stock as of the date on which the SAR is exercised over (ii) the base price of the shares covered by the SAR; multiplied by (b) the number of shares of Common Stock covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

TRANSFERABILITY OF OPTIONS AND SARS

     Except as otherwise provided by the Committee, Options and SARs may not be transferred except by will or applicable laws of descent and distribution.

TERMINATION OF OPTIONS AND SARS

     Options and SARs shall be exercisable during such periods as may be established by the Committee; provided, however, that upon the death of an employee or non-employee director while engaged by the Company or its subsidiaries, Options and SARS, to the extent then exercisable, shall remain exercisable by the executors or administrators of his or her estate for one year following the date of death. In no event, however, may any Option or SAR be exercised more than ten years from the date of grant, and an ISO that is held by a 10% Stockholder may not be exercised more than five years from the date of grant. To the extent not exercised by the applicable deadline, the Option or SAR will terminate.

RESTRICTED SHARES

     The Committee may award Restricted Shares to employees. Restricted Shares granted may not be sold, transferred, pledged or otherwise encumbered or disposed of, and will not vest, during the restricted period established by the Committee. To the extent provided by the Committee at the time of grant, Restricted Shares also may not be sold, transferred, pledged or otherwise encumbered, and will not vest, until the satisfaction of specified performance objectives intended to satisfy the requirements of Code Section 162(m) for performance based compensation ("Performance Goals"). All Restricted Shares may be held in escrow in accordance with the terms of the Award agreement until vested. The Committee may determine at the time of grant whether dividends declared with respect to Restricted Shares will be paid to the grantee or held in escrow for his or her account until the underlying shares vest. Dividends deferred will be paid to the grantee when the Restricted Shares vest or will be forfeited if the Restricted Shares lapse.

     Performance Goals, if any, will be determined by the Committee and will be based on any one or more of the following factors: return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and other objectively measurable factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries.

STOCK UNITS

     The Committee may award Stock Units to employees. Stock Units will have a specified formula value and will vest based on the attainment of designated Performance Goals over a specified performance period.

     Such formula value may, but need not be, denominated in or based on the value of a designated number of shares of Common Stock. Stock Units will be credited to an account established and maintained for the employee. The Committee will determine performance periods and Performance Goals in connection with each grant of Stock Units. Payment with respect to vested Stock Units may be made in cash, shares of Common Stock, or any combination thereof, as determined by the Committee. Except as the Committee may provide at the time of grant, holders of Stock Units will not have the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions. Stock Units may not be transferred in any manner and will lapse if the designated Performance Goals are not attained within the applicable performance period.

DIVIDEND EQUIVALENT RIGHTS

     In conjunction with any Option or SAR that is payable in shares of Common Stock, the Committee may provide in the applicable Award agreement for "dividend equivalent rights." Dividend equivalent rights will entitle the grantee to receive in cash or shares, as determined by the Committee, upon exercise of the Award or at such other time as the Committee specifies, an additional amount based on the dividends that would have been received on the underlying shares had they been issued at the time of grant.

FORFEITURE

     Notwithstanding any other provision of the 2000 Stock Incentive Plan, if the Committee finds by a majority vote, that: (i) a participant, before or after termination of his employment with the Company or a subsidiary, committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment that damaged the Company or the participant's employing subsidiary or division, or disclosed trade secrets, or (ii) the participant, before or after termination of his employment for any reason, participated, engaged in or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of SYSCO, then any outstanding Awards which have not been exercised if Options or SARs, or vested if not Options or SARs, will be forfeited. The decision of the Committee as to the nature of a participant's conduct, the damage done to and the extent of the participant's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the participant by the Company in any manner. No Option or SAR may be exercised without the certification by the Committee that no such forbidden action has been raised for its determination.

CHANGE IN CONTROL

     In the event of a Change in Control (as defined below), all Awards outstanding on the date immediately preceding such Change in Control, including Awards subject to Performance Goals that have not yet been met, will become fully vested, free of restriction and exercisable unless otherwise expressly provided in the applicable Award agreement. The Committee may require in the case of a merger, consolidation, liquidation, sale or other disposition that all outstanding Options and SARS be cancelled as of the effective date thereof; provided that any optionee or SAR holder shall have the right immediately prior to any such event to exercise his or her Option or SAR, to the extent vested.

     The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board of Directors which occurs as follows:

          (i) Any "person," including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of SYSCO representing 20% or more of the combined voting power of SYSCO's then outstanding "Voting Securities," which is any security which ordinarily possesses the power to vote in the election of the board of directors of a corporation without the happening of any precondition or contingency;

          (ii) SYSCO is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of SYSCO immediately prior to such merger or consolidation, or
     (y) if a record date has been set to determine the stockholders of SYSCO entitled to vote on such merger or consolidation, the stockholders of SYSCO as of such record date, or (ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (iii) below;

          (iii) If at any time the following do not constitute a majority of the Board of Directors of SYSCO (or any successor entity referred to in clause
     (ii) above): Persons who, prior to their election as a director of SYSCO (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of SYSCO;

          (iv) If at any time during a calendar year a majority of the directors of SYSCO are not persons who were directors at the beginning of the calendar year; or

          (v) SYSCO transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of SYSCO.

TAX WITHHOLDING

     All distributions under the 2000 Stock Incentive Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of Common Stock which the participant already owns, or through the surrender of shares of Common Stock to which the participant is otherwise entitled under the Stock Incentive Plan.

TERM OF THE 2000 STOCK INCENTIVE PLAN

     Unless earlier terminated by the Board of Directors, the 2000 Stock Incentive Plan will terminate on November 3, 2010.

AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the 2000 Stock Incentive Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected participant (or, if the participant is not then living, the affected beneficiary), adversely affect the rights of any participant or beneficiary under any Award granted under the 2000 Stock Incentive Plan prior to the date such amendment is adopted by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the plan and to the Company. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement.

  Options

     Grant of Options. There will be no federal income tax consequences to the grantee of an Option or the Company upon the grant of either an ISO or an NQO under the 2000 Stock Incentive Plan.

     Exercise of NQOs. Upon exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (b) the exercise price paid for those shares. Subject to Section 162(m) of the Code (which prohibits a deduction for certain compensation in excess of $1 million to Named Executive Officers) and the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount. Gains or losses recognized by the grantee on a subsequent disposition of the shares will be treated as long term capital gain or loss if the shares are held more than a year from the date of exercise or short term gain or loss if held one year or less. For purposes of computing such gain or loss the grantee's basis in his shares will be the exercise price paid for those shares plus the amount of income, if any, recognized upon exercise of the Option.

     Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of death or total disability).

     The exercise of an ISO will, however, result in an alternative minimum tax adjustment for the year of exercise in an amount equal to the excess of the exercise price paid over the fair market value of the shares received. That adjustment may result in alternative minimum tax liability to the grantee upon exercise of the ISO. Alternative minimum tax paid in one year generally can be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired by exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain on any later sale of the shares will be treated as long-term capital gain and the Company will not be entitled to any tax deduction with respect to the ISO. If the grantee sells or transfers by gift (other than on account of death) shares of Common Stock received upon exercise of an ISO before expiration of the two-year and one-year holding periods, the grantee will have ordinary compensation income, and the Company will have a corresponding deduction, at the time of such disposition (a "Disqualifying Disposition"). The amount of ordinary income and deduction will equal to the lesser of: (a) the fair market value of the shares of Common Stock on the date of exercise minus the exercise price; or (b) if the disposition is a sale or other transfer in which taxable income or loss is otherwise recognized (i.e., not a gift), the amount realized on disposition minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be capital gain. If the amount realized on the subsequent sale is less than the value of the shares on the exercise date, the shortfall will be capital loss. The Company's entitlement to a deduction upon a Disqualifying Disposition is subject to the limits of Section 162(m) of the Code and the requirement that the Company satisfy applicable reporting requirements.

  Stock Appreciation Rights

     There will be no federal income tax consequences to either the grantee or the Company upon the grant of an SAR. However, the grantee generally will recognize ordinary compensation income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of any shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount included in the grantee's taxable income as a result of the exercise of the SAR. Any shares of Common Stock received by the grantee upon exercise of a SAR will take a tax basis equal to their fair market value on the date of exercise. Upon a subsequent sale of those shares any gain or loss realized will be capital gain or loss, long term or short term, depending upon whether the shares were held for more than one year from the date of exercise.

  Restricted Shares

     There will be no federal income tax consequences to either the grantee or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any Performance Goals or other conditions applicable to the Restricted Shares. At that time, the grantee generally will recognize ordinary income, taxable as compensation, equal to the then fair market value of the shares of Common Stock and, subject to Section 162(m) of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. The grantee, however, may elect under Code Section 83(b) by written notice to the Internal Revenue Service and the Company given within thirty days after the date of grant, to recognize ordinary compensation income as of the date of grant, in which case the Company generally will be entitled to a corresponding deduction at that time. If the Code Section 83(b) election is made, cash dividends paid to the grantee will be taxable dividend income to him or her when paid, but the Company will not be entitled to any corresponding deduction; and if such election is not made, the grantee will have taxable compensation income and the Company will generally have a corresponding deduction when the dividends are paid.

     Upon a subsequent sale of Restricted Shares, any gain or loss realized by the grantee will be capital gain or loss, long term or short term, depending upon whether the Restricted Shares were held for more than one year from the date of grant if a Section 83(b) election is made or, if no election is made, more than one year from the date of vesting. The basis of the Restricted Shares sold for purposes of calculating gain or loss will be fair market value of those shares at the time of grant if an effective Code Section 83(b) election is made or at the time of vesting if such an election is not made.

  Stock Units

     There will be no federal income tax consequences to the grantee or the Company upon the grant of Stock Units. Grantees generally will recognize ordinary income, taxable as compensation, at the time payment for the Stock Units is received in an amount equal to the aggregate amount of cash and the fair market value of any shares of Common Stock received. Subject to Section 162(m) of the Code and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount included in the grantee's income at that time.

  Section 162(m) Limitation

     Section 162(m) of the Code places a limitation of $1,000,000 on the amount of compensation payable to each of the Named Executive Officers that the Company may deduct for federal income tax purposes during any given fiscal year. The limit does not apply to certain performance-based compensation paid under a plan that meets the requirements of the Code and regulations promulgated thereunder. The Company believes that the Options and SARs to be granted under the 2000 Stock Incentive Plan will qualify for the performance-based compensation exception to the deduction limit because the compensation is based solely on an increase in value of the stock after the date of the Award. Grants of Restricted Shares, Stock Units should also qualify for this exception provided the compensation is contingent on attaining one or more Performance Goals.

  Golden Parachute Tax

     If an Award is accelerated as a result of a Change in Control, all or a portion of the value of the Award at that time may be a parachute payment for purposes of the Code's provisions relating to excess parachute payments. Those provisions generally provide that if parachute payments equal or exceed three times an Award holder's average W-2 compensation for the five tax years preceding the year of the Change in Control, the Company will lose its deduction and the recipient will be subject to a 20% excise tax with respect to that portion of the parachute payments in excess of such historical average compensation.

     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the plan. We have not undertaken to discuss the tax treatment of awards under the plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

NEW PLAN BENEFITS

     Because the Committee has complete discretion to determine the number and selection of Award recipients as well as the number, types, vesting requirements and other terms of all Awards, and because the future value of Common Stock is uncertain, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the 2000 Stock Incentive Plan.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board of Directors with respect to the 2000 Stock Incentive Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2000 Stock Incentive Plan.

     As discussed above, directors will be eligible for the grant of Awards under the 2000 Stock Incentive Plan. Nevertheless, the Board of Directors believes that approval of the 2000 Stock Incentive Plan will advance the interests of the Company and its stockholders by encouraging officers, employees and directors to make significant contributions to the long-term success of the Company.

REQUIRED VOTE

     Approval of the 2000 Stock Incentive Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of common stock present or represented at the annual meeting and entitled to vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 STOCK
                                INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the company's independent public accountants providing auditing, financial and tax services for fiscal 2000 and will continue to provide such services during fiscal 2001. We expect that representatives of Arthur Andersen LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

PRESENTING BUSINESS

     If you want to present a proposal under Rule 14a-8 of the Exchange Act at our 2001 annual meeting of Stockholders, send the proposal in time for us to receive it by June 1, 2001. If the date of our 2001 annual meeting is subsequently changed by more than 30 days from the date of this year's annual meeting, we will inform you of the change and the date by which we must receive proposals. If you want to present business at our

2001 annual meeting outside of the shareholder proposal rules of Rule 14a-8 of the Exchange Act, the Secretary must receive notice of your proposal by August 5, 2001, but not before June 26, 2001 and you must be a stockholder of record on the date notice to stockholders is mailed and on the record date for determining stockholders entitled to notice of the meeting and to vote.

NOMINATING DIRECTORS FOR ELECTION

     The Nominating Committee will consider any director nominees you recommend in writing for the 2001 annual meeting if the Secretary receives notice by August 5, 2001, but not before June 26, 2001 and you are a stockholder of record on the date notice to stockholders is mailed and on the record date for determining stockholders entitled to notice of the meeting and to vote.

     Your notice must include the following information for each person you are nominating for election as a director:

     - the name, age, business address and residence address of the person;

     - the principal occupation or employment of the person;

     - the class or series and number of shares of SYSCO capital stock which the person owns beneficially or of record; and

     - any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

     In addition, your notice must include the following information about yourself:

     - your name and record address;

     - the class or series and number of shares of capital stock of SYSCO that you own beneficially or of record;

     - a description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination(s) are to be made;

     - a representation that you intend to appear in person or by proxy at the meeting to nominate the persons named in your notice; and

     - any other information about yourself that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

     The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of SYSCO unless nominated by the Nominating Committee or in accordance with the procedures set forth above.

     If the date of next year's annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the date of this year's annual meeting, we will inform you of the change and we must receive your director nominee notices by the latest of 90 days before the annual meeting, 10 days after we mail the notice of the changed date of the annual meeting or 10 days after we publicly disclose the changed date of the annual meeting.

DISCRETIONARY VOTING

     We received timely notice from one stockholder regarding the nomination by such stockholder of an individual for election to the Board of Directors. The Nominating Committee considered the stockholder's nomination and declined to recommend such stockholder's nominee for election to the Board of Directors. If this matter is properly presented at the annual meeting, the proxies intend to exercise their discretion to vote against such nominee.

                                                                      APPENDIX A

                               SYSCO CORPORATION
                         2000 MANAGEMENT INCENTIVE PLAN

     This Sysco Corporation 2000 Management Incentive Plan (the "Plan") was adopted by unanimous action of the Plan Compensation Committee (as hereinafter defined) of Sysco Corporation (the "Company") on May 9, 2000, and by the Board of Directors of the Company (the "Board of Directors") on May 10, 2000.

1. STATEMENT OF PRINCIPLE

     The purpose of the Plan is to reward (i) certain key management personnel for outstanding performance in the management of the divisions or subsidiaries (as hereinafter defined) of the Company and (ii) certain corporate personnel for managing the operations of the Company as a whole and/or managing the operations of certain Subsidiaries (as hereinafter defined). For purposes of the Plan, the term "Subsidiary" means (a) any corporation which is a member of a "controlled group of corporations" which includes the Company, as defined in Code Section 414(b), (b) any trade or business under "common control" with the Company, as defined in Code Section 414(c), (c) any organization which is a member of an "affiliated service group" which includes the Company, as defined in Code
Section 414(m), (d) any other entity required to be aggregated with the Company pursuant to Code Section 414(o), and (e) any other organization or employment location designated as a "Subsidiary" by resolution of the Board of Directors. Except as otherwise provided in Section 8 hereof, the total number of shares of Sysco Common Stock, $1.00 par value ("Common Stock"), which may be awarded pursuant to the Plan shall not exceed four million shares. All references to periods in the Plan are to fiscal periods unless otherwise specifically noted. Nothing in the Plan shall be deemed to affect incentive bonuses paid or to be paid to participants under any predecessor management incentive plan for fiscal years prior to the Company's 2001 fiscal year.

2. PLAN COMPENSATION COMMITTEE

     The Board of Directors has established a committee (the "Plan Compensation Committee") which is charged with structuring, proposing the implementation of, and implementing the terms and conditions of, the Plan. The Plan Compensation Committee shall, at all times, consist of two or more directors of the Company. The Plan Compensation Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto) including without limitation the manner of determining financial and accounting concepts discussed in the Plan; to otherwise supervise the administration of the Plan; and, except as to the application of the Plan to Senior Executive Participants (as defined in Section 3 below), to delegate such authority provided to it hereunder as it may deem necessary or appropriate to the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and any Executive Vice President, and any of them individually. All decisions made by the Plan Compensation Committee pursuant to the provisions of the Plan shall be made in the Plan Compensation Committee's sole discretion and shall be final and binding on all persons, including the Company and Participants (hereinafter defined). Each director while a member of the Plan Compensation Committee shall
(i) meet the definition of "disinterested person" contained in Rule 16b-3 promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and (ii) be an "outside director", within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), any regulations interpreting Section 162(m) of the Code, or any other applicable administrative or judicial pronouncements pertaining thereto.

3. PARTICIPANTS

     The participants in the Plan for a fiscal year shall be designated by the Plan Compensation Committee from the persons who are employed by any Subsidiary or the Company, in the following capacities (Subsidiary

Participants, Corporate Participants, Designated Participants and Senior Executive Participants are referred to collectively as "Participants" or individually as a "Participant"):

          Subsidiary Participants -- Persons who serve as an officer of a Subsidiary.

          Corporate Participants -- Persons who serve as an officer of the Company who are also employees of the Company or a Subsidiary.

          Designated Participants -- Persons other than Corporate Participants or Subsidiary Participants who are employed by a Subsidiary or by the corporate office of the Company who are designated by the Plan Compensation Committee from time to time.

          Senior Executive Participants -- Persons who are "covered employees" of the Company within the meaning of Code Section 162(m) and Treasury Regulation 1.162-27(c)(2) (or any successor statute or regulation section, or any administrative interpretation thereof) (the "Executive Compensation Provisions") during a fiscal year of the Company and who have been designated by the Plan Compensation Committee as Corporate, Subsidiary or Designated Participants in the Plan for such fiscal year. If a Participant is both a Senior Executive Participant and a Corporate, Subsidiary or Designated Participant during a fiscal year as a result of the application of the Executive Compensation Provisions, he or she shall be considered a Senior Executive Participant, and not a Corporate, Subsidiary or Designated Participant, during such fiscal year, and shall be subject to any and all restrictions applicable to Senior Executive Participants hereunder during such fiscal year.

     To the extent possible, the Plan Compensation Committee shall designate Participants in the Plan prior to the commencement of the fiscal year in which such designated Participants will be entitled to a bonus under the Plan, or as soon as practicable during the fiscal year in which a person first becomes eligible to be a Participant. Once designated as a Participant, the Plan Compensation Committee can remove an employee as a Participant with or without cause at any time and the Participant shall not be entitled to any bonus under the Plan for the year in which he or she is removed regardless of when during such year he or she is removed.

4. METHOD OF OPERATION

     The bonus which a Participant can earn is based (i) on the performance of the Company as a whole and (ii)(A) (as to Subsidiary Participants and possibly Designated Participants) either the performance of the Subsidiary which employs such Participant or the performance of the Subsidiary designated by the Plan Compensation Committee as the Subsidiary by reference to which the bonus is to be determined and (B) (as to Corporate and possibly Designated Participants), the performance of a select group of Subsidiaries, subject to the discretion of the Plan Compensation Committee to formulate a different bonus structure as to any Participant, other than Senior Executive Participants. The bonus is calculated with respect to an entire fiscal year and, if earned, shall be paid in accordance with Section 6 hereof.

     (A) Subsidiary Participants and Certain Senior Executive Participants.

     With respect to each Subsidiary Participant and each Senior Executive Participant who would be a Subsidiary Participant but for the application of the Executive Compensation Provisions, a portion of the bonus may depend upon the return on capital and/or increase in pretax earnings of the Subsidiary employing such Participant; a portion of the bonus may depend upon the return on stockholder's equity and increase in earnings per share of the Company as a whole; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company's securities, and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentages of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiary employing the Participant or the Subsidiary designated by the Plan Compensation Committee as the Subsidiary by reference to which the Bonus is to be determined and the portion of the bonus determined with respect to the Company shall be determined by the Plan Compensation Committee in its sole discretion. Notwithstanding the foregoing, the Plan Compensation Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.

     In addition to the bonus calculated in accordance with the first paragraph of Section 4(A) above, a Subsidiary Participant may also be entitled to an additional bonus ("Additional Bonus") if awarded by the Plan Compensation Committee in its sole discretion. The Additional Bonus may be established by the Plan Compensation Committee at one or more times during such fiscal year or within ninety (90) days following the end of such fiscal year based on such criteria as the Plan Compensation Committee may develop in its sole discretion.

     (B) Corporate Participants and Certain Senior Executive Participants.

     With respect to a Corporate Participant or Senior Executive Participant who would be a Corporate Participant but for the application of the Executive Compensation Provisions and subject to the further adjustments and additions provided for in the Plan, a portion of the bonus may depend upon the return on stockholder's equity and increase in earnings per share of the Company; a portion of the bonus may depend upon the return on capital of one or more of the Subsidiaries and/or the increase in pretax earnings of one or more of the Subsidiaries; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company's securities, and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentage of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiaries of the Company and the portion determined with respect to the Company shall be determined by the Plan Compensation Committee in its sole discretion. Notwithstanding the foregoing, the Plan Compensation Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.

     (C) Designated Participants.

     The Plan Compensation Committee may formulate a bonus structure for each Designated Participant which is based on performance factors determined by the Plan Compensation Committee in its sole discretion. The bonus structure for any Designated Participant may be similar to or may vary materially from the bonus structure for Corporate Participants or Subsidiary Participants.

     (D) General Rules Regarding Bonus Calculation.

     In determining whether or not the results of operations of a Subsidiary or Subsidiaries or the Company for a given fiscal year result in a bonus, generally accepted accounting principles shall be applied on a basis consistent with prior periods, and such determination shall be based on the calculations made by the Company and binding on each Participant. Except as provided in Section 10 as to Senior Executive Participants, there is no limit to the bonus that can be obtained. Prior to payment of the bonus to Senior Executive Participants, the Plan Compensation Committee shall certify that the performance goals and other material terms of the Plan have been achieved with respect to the Senior Executive Participants.

5. NO EMPLOYMENT ARRANGEMENTS IMPLIED

     Nothing herein shall imply any right of employment for a Participant and if a Participant is terminated, voluntarily or involuntarily, with or without cause, prior to the end of a given fiscal year, such Participant shall not be entitled to any bonus for such fiscal year regardless of whether or not such bonus had been or would have been earned in whole or in part, but any unpaid bonus earned with respect to a prior fiscal year shall not be affected.

6. PAYMENT

     Within ninety (90) days following the end of each fiscal year, the Company shall determine the amount of any bonus earned by each Participant pursuant to the provisions of Section 4 above. Such bonus shall be payable in cash unless the Participant has given notice to the Plan Compensation Committee within ninety (90) days after the commencement of such fiscal year that such Participant has elected the option provided in Section 6(A) below. The amount of any bonus that a Participant is entitled to receive for a fiscal year shall be determined as of the last day of such fiscal year and each Participant shall be deemed to have constructively received his or her bonus (including the value of the shares of stock if he or she elects to receive a portion of his or her bonus in stock) as of the last day of such fiscal year notwithstanding the fact that it may be paid or delivered to him or her thereafter.

     (A) Each Participant shall be entitled to receive, in increments of 5%, up to 40% of his or her bonus in shares of Common Stock (with the exact percent fixed by the Participant) with such shares to be valued at the closing price of the Common Stock on the primary securities exchange on which such stock is traded on the last trading day of such fiscal year. Such election shall be made no later than ninety (90) days after the beginning of the fiscal year in respect of which the bonus is to be calculated and once made shall be irrevocable for such fiscal year. If the Participant elects to receive such shares, the Participant shall receive as additional compensation an additional number of shares of Common Stock equal to 50% of the number of shares received by reason of this election (the "Additional Shares"), plus the Additional Cash Bonus (as defined in Section 6(B) below). For example, if a Participant earns a $10,000 bonus and the Common Stock is selling at $50 per share, and the Participant elects to receive 40% of the bonus in the form of Common Stock in a timely manner, the Participant would receive $6,000 plus 120 shares of Common Stock (80 shares pursuant to his or her election, plus 40 Additional Shares), plus the Additional Cash Bonus (as defined in Section 6(B) below).

     (B) If a Participant elects to receive Common Stock in accordance with
Section 6(A) above, he or she shall also receive, as an additional bonus pursuant to the Plan, a cash amount equal to the value of the Additional Shares (which shall be the aggregate closing price of the Additional Shares on the last trading day of such fiscal year), multiplied by the effective tax rate applicable to the Company for the fiscal year for which the bonus is calculated, as described in the "Summary of Accounting Policies" section of the Company's annual report to the Securities and Exchange Commission on Form 10-K for such fiscal year (the "Additional Cash Bonus").

7. RECAPITALIZATION OF COMPANY

     In the event of a recapitalization of the Company or its merger into or consolidation with another corporation occurring during the fiscal year, a Participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a shareholder of the Company holding shares pursuant to the Plan at the time of such recapitalization, merger or consolidation. In the event of a stock split, stock dividend or combination of shares with respect to the Common Stock of the Company after the determination of the number of shares to which a Participant is entitled but before delivery of such shares to the Participant, then the number of shares that such Participant shall be entitled to receive shall be proportionately adjusted.

8. INVESTMENT REPRESENTATION AND RESTRICTIONS ON THE STOCK AND RIGHT OF REPURCHASE BY THE COMPANY

     (A) The shares to be issued to a Participant may be unregistered, at the option of the Company, and in such event the Participant shall execute an investment letter in form satisfactory to the Company, which letter shall contain an agreement that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of the Participant's death or termination of employment due to disability or retirement under normal Company benefit plans, but then only in accordance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the shares shall bear a legend reflecting the investment representation and the unregistered status of the shares.

     (B) If the shares to be issued to a Participant are registered pursuant to the registration provisions of the Securities Act of 1933, as amended, then the Participant shall enter into an agreement at the time of issuance of such shares that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of death or termination of employment due to disability or retirement under the normal Company benefit plans, and such shares shall bear a legend reflecting the terms of such restriction.

     (C) If a Participant's employment is terminated at any time within the first twelve month period following the issuance of shares for any reason, with or without cause, other than the Participant's death or termination of employment due to disability or retirement under normal Company benefit plans, then upon demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company all of the stock issued to the Participant within the twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock as hereinafter determined or the price at which the stock was valued for purposes of issuing it pursuant to the Plan. If a Participant's employment is terminated after one year but before two years from the date on which any shares of Common Stock were issued to Participant pursuant to the Plan, on the demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company, in addition to the shares he or she may be required to sell under the preceding sentence, 50% of the stock issued to the Participant within twenty-four months but more than twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock as hereinafter determined, or the price at which the stock was valued for purposes of issuing it pursuant to the Plan. The market price of the Common Stock shall be deemed to be the closing price of such stock on the primary securities exchange on which such stock is traded on the date of termination; and if such stock did not trade on such date, then on the next day on which it does trade. The shares of Common Stock issued under the Plan shall bear a legend reflecting these restrictions.

9. AMENDMENTS AND TERMINATION

     The Plan may be amended at any time by the Board of Directors and any such amendment shall be effective as of commencement of the fiscal year during which the Plan is amended, regardless of the date of the amendment, unless otherwise stated by the Board of Directors. The Plan may be terminated at any time by the Board of Directors and termination will be effective as of the commencement of the fiscal year in which such action to terminate the Plan is taken.

10. OVERALL LIMITATION UPON PAYMENTS UNDER PLAN TO SENIOR EXECUTIVE PARTICIPANTS

     Notwithstanding any other provision in the Plan to the contrary, in no event shall any Senior Executive Participant be entitled to a bonus amount for any fiscal year (which bonus amount shall include, if applicable, the value of the Additional Shares (as defined in Section 6(A) above, and the Additional Cash Bonus (as defined in Section 6(B) above)) in excess of one percent (1%) of the Company's earnings before income taxes as publicly disclosed in the "Consolidated Results of Operations" section of the Company's annual report to the Securities and Exchange Commission on Form 10-K for such fiscal year.

                                                                      APPENDIX B

                               SYSCO CORPORATION
                           2000 STOCK INCENTIVE PLAN

                                   SECTION 1

                                    GENERAL

     1.1 Purpose. The SYSCO Corporation 2000 Stock Incentive Plan (the "Plan") has been established by SYSCO Corporation (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Grantees (including transferees of Eligible Grantees to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

                                   SECTION 2

                                OPTIONS AND SARS

     2.1  Definitions.

          (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

          (b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award.

     2.3 Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however that if a Participant shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised an Option or SAR, the Option or SAR may be exercised, subject to the condition that no Option or SAR shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the Participant's right to exercise such Option or SAR had accrued pursuant to this Section 2 of the Plan at the time of his death and had not previously been exercised, at any time within one (1) year after the Participant's death, by the executors or administrators of the Participant or by any person or persons who shall have acquired the Option or SAR directly from the Participant by bequest or inheritance.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

          (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

                                   SECTION 3

                               OTHER STOCK AWARDS

     3.1  Definitions.

          (a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

          (b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

          (c) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

          (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b) The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Code Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures. The Performance Measures that may be used by the

     Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and other objectively measurable factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).

                                   SECTION 4
                          OPERATION AND ADMINISTRATION

     4.1 Effective Date; Duration. Subject to the approval of the stockholders of the Company at the Company's 2000 annual meeting of its stockholders, the Plan shall be effective as of November 3, 2000 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by stockholders, the Awards shall be contingent on approval of the Plan by the stockholders of the Company at such annual meeting. The Plan shall have a duration of ten years from the date the Plan is adopted, or, if earlier, the date the Plan is approved by stockholders; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided, further however, that, no Award may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by stockholders.

     4.2 Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

          (a) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 20 million shares of Stock; (ii) any shares of Stock available for future awards under the Company's 1991 Stock Option Plan (the "Prior Plan") as of the Effective Date; and any shares of Stock that are represented by awards granted under the Prior Plan which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company; and (iii) up to five million shares of Stock, to the extent authorized by the Board, which are reacquired by the Company in the open market or in private transactions after the Effective Date.

          (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (c) If the exercise price of any stock option granted under the Plan or the Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

        (d) Subject to paragraph 4.2(e), the following additional maximums are imposed under the Plan.

             (i) The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be 33,775,482 shares.

             (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) shall be five million shares plus up to 30% of any shares that are reacquired by the Company pursuant to paragraph 4.2(a).

             (iii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 250,000 shares during any fiscal year.

             (iv) No more than 100,000 shares of Stock may be subject to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)) granted to any one individual during any one fiscal-year period (regardless of when such shares are deliverable).

          (e) Subject to any required action by the stockholders, the number of shares covered by each outstanding Award and the price per share in each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

          (f) If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, in lieu of shares of Stock, the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award; (B) if Options or other Awards have not already become exercisable under Section 5 hereof, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan (including Section 5 hereof) or his individual Option or SAR agreement.

          (g) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (h) To the extent that the foregoing adjustments relate to Stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an ISO shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an ISO without the consent of the Option holder.

          (i) Except as hereinbefore expressly provided in this Section 4, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

          (j) The grant of any Award pursuant to this Plan shall not affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock. If any action described in the preceding sentence results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of shares resulting from such adjustment.

     4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

     4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

     4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.13  Limitation of Implied Rights.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.15 Forfeiture. Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that: (i) a Participant before or after termination of his employment with the Company or a Subsidiary (as used in this Section 4, an "Employer"), committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment by Employer which damaged Employer, or disclosed trade secrets of Employer, or (ii) the Participant, before or after termination of his employment with Employer for any reason, participated, engaged in or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of Employer, then any outstanding Awards which have not been exercised if Options or SARs, or vested if not Options or SARs, will be forfeited. The decision of the Committee as to the nature of a Participant's conduct, the damage done to Employer and the extent of the Participant's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Participant by Employer in any manner. In order to provide the Company with an opportunity to enforce this
Section 4.15, no Option or SAR may be exercised without the certification by the Committee that no such forbidden action has been raised for its determination.

                                   SECTION 5

                               CHANGE IN CONTROL

     Subject to the provisions of paragraph 4.2(e) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

          (a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

                                   SECTION 6

                                   COMMITTEE

     6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside directors within the meaning of Code Section 162(m). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to paragraph 4.2(e) shall not be subject to the foregoing limitations of this
Section 7.

                                   SECTION 8

                                 DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

          (b) Board. The term "Board" shall mean the Board of Directors of the Company.

          (c) Change in Control. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

             (i) Any "person," including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of SYSCO representing 20% or more of the combined voting power of SYSCO's then outstanding "Voting Securities," which is any security which ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

             (ii) SYSCO is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either
        (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of SYSCO immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of SYSCO entitled to vote on such merger or consolidation, the stockholders of SYSCO as of such record date, or (ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (iii) below;

             (iii) If at any time the following do not constitute a majority of the Board of Directors of SYSCO (or any successor entity referred to in clause (ii) above): Persons who, prior to their election as a director of SYSCO (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of SYSCO;

             (iv) If at any time during a calendar year a majority of the directors of SYSCO are not persons who were directors at the beginning of the calendar year; or

             (v) SYSCO transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of SYSCO.

          (d) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (e) Eligible Grantee. The term "Eligible Grantee" shall mean any employee or director of the Company or a Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

          (f) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, then the "Fair Market Value" as of that date shall be the last closing price of the Stock on the first business day prior to that date on the New York Stock Exchange.

          (g) Subsidiaries. The term "Subsidiary" means any subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

          (h) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                   SECTION 9

                                 GOVERNING LAW

     This Plan shall be governed by, and construed in accordance with, the laws of the State of Texas, except to the extent that the General Corporation Law of the State of Delaware shall be applicable.

                       ELECTION TO OBTAIN FUTURE MATERIALS
                              OF SYSCO CORPORATION
                        ELECTRONICALLY INSTEAD OF BY MAIL

     SYSCO stockholders may elect to receive future materials through the Internet instead of by mail. SYSCO is offering this service to provide added convenience to its stockholders and to reduce printing and mailing costs.

     To take advantage of this option, stockholders must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the stockholder.

     To elect this option, go to www.econsent.com/syy. You will be asked to enter the nine-digit Account Number located in the second group of numbers appearing beneath the perforation line on the reverse side. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

     If you consent to receive the Company's future materials electronically, your consent will remain in effect unless it is withdrawn. You may withdraw your consent by contacting our Transfer Agent at 1-800-730-4001, or go to www.econsent.com/syy.

   You may access the SYSCO Corporation annual report and proxy statement at:

                                  www.sysco.com




                                      PROXY

                                SYSCO CORPORATION

                  Proxy for the Annual Meeting of Stockholders
                                November 3, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Charles H. Cotros and Richard J. Schnieders, and each of them jointly and severally, proxies, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of Stockholders of SYSCO Corporation to be held on November 3, 2000 at 10:00 a.m., at the offices of SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077, or any adjournment thereof.

     The undersigned acknowledges the receipt of Notice of the annual meeting and proxy statement, each dated September 29, 2000, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SYSCO CORPORATION
1390 Enclave Parkway
Houston, Texas 77077

                          Vote by Telephone or Internet
    It's fast, convenient, and your vote is immediately confirmed and posted!

FOR TELEPHONE VOTING, FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement
    and Proxy Card.
2.  Using a touch-tone phone, call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683). Stockholders
    residing outside the United States can call collect on a touch-tone phone 1-201-536-8073.
3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.  Follow the recorded instructions.
Your vote is important!
Call 1-877-PRX-VOTE anytime!


FOR INTERNET VOTING, FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement
    and Proxy Card.
2.  Go to the Website
    http://www.eproxyvote.com/syy
3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
4.  Follow the instructions provided.
Your vote is important!
Go to http://www.eproxyvote.com/syy anytime!


    Do not return your Proxy Card if you are voting by Telephone or Internet.
           Proxies voted by Telephone or Internet must be received by
                        5:00 P.M. EST - November 2, 2000

     Please Mark
[X]  Votes As In
     This Example

     The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.


1.   Election of four directors
     NOMINEES: (01) Charles H. Cotros,
     (02) Jonathan Golden, (03) Richard J.
     Schnieders, and (04) Thomas E. Lankford


        FOR [   ]          WITHHELD [   ]
        ALL                FROM ALL
        NOMINEES           NOMINEES

        [   ]__________________________________
        For all nominees except as noted above.

                                        FOR     AGAINST    ABSTAIN
2.   Approval of the 2000 Management   [   ]     [   ]      [   ]
     Incentive Plan

                                        FOR     AGAINST    ABSTAIN
3.   Approval of the 2000 Stock        [   ]     [   ]      [   ]
     Incentive Plan


All proxies signed and returned will be voted in accordance with your instructions. Those with no choice indicated will be voted "FOR" Proposals 1, 2 and 3, and in the discretion of the proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement of the annual meeting.

                                      MARK HERE FOR ADDRESS      [   ]
                                      CHANGE AND NOTE AT LEFT

Please sign, date and return promptly. No postage required if this proxy is returned in the enclosed envelope and mailed in the United States.

Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If signer is a corporation, please sign with the full corporation name by authorized officer or officers.

Signature:___________________________      Date:_______________________________
Signature:___________________________      Date:_______________________________

                                       1